[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         A SERIES OF MFSD(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH SERIES

MFS(R) GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES                                                  INVESTMENT ADVISER
Jeffrey L. Shames*                                        Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and                    500 Boylston Street
Director, MFS Investment Management(R)                    Boston, MA 02116-3741

Nelson J. Darling, Jr.                                    DISTRIBUTOR
Professional trustee                                      MFS Fund Distributors, Inc.
                                                          500 Boylston Street
William R. Gutow                                          Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment  Management Company;                SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant               MFS Service Center, Inc.
                                                          P.O. Box 2281
CHAIRMAN AND PRESIDENT                                    Boston, MA 02107-9906
Jeffrey L. Shames*
                                                          For additional information,
PORTFOLIO MANAGER                                         contact your financial adviser.
Stephen Pesek*
                                                          CUSTODIAN
TREASURER                                                 State Street Bank and Trust Company
W. Thomas London*
                                                          WORLD WIDE WEB
ASSISTANT TREASURERS                                      www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
The Series, which commenced investment operations on May 3, 1999, focuses on companies that we believe exhibit some kind of sustainable competitive advantage, strong market share, low production costs, research and development strength, distribution expertise, and good customer service. In addition, we look for companies with the potential to benefit from mismatches in supply and demand. In the cable sector, for example, the top 10 cable operators had a 35% market share five years ago; today, the top 10 companies have about a 75% share. We believe this industry is on the verge of introducing several new products, including advanced analog, digital, Internet, and telephone products. Because cable lines can carry more information than other types of lines, we believe cable companies are in a much better position than telephone companies to deliver these services.

The Series' largest sector is technology, in which companies such as Cisco Systems and Microsoft have benefited from the global drive to increase productivity and from the expansion of the Internet. This sector also includes semiconductor manufacturing, a cyclical industry that typically performs well when global economies are strong. For the past couple of years, the semiconductor industry had too many manufacturing plants due to the slowdown in Asia and emerging markets, where many products that use semiconductors are manufactured. Now, with those markets showing signs of recovery, demand has increased. Because of their strong product lines, we believe semiconductor companies in the portfolio such as Motorola, Texas Instruments, and Analog Devices appear to be well positioned to benefit.

The Series' second-largest sector is leisure and includes companies such as Time Warner, a large provider of cable programming content, and Univision. We believe Time Warner's management has improved and is using its capital more prudently by cutting costs. Univision is a cable company that has a 90% share of the Hispanic market, which is the fastest-growing segment of the population and has very attractive demographics for advertisers.

Another significant sector is health care, in which the Series is focusing on stocks such as American Home Products and Bristol-Myers Squibb that appear to offer attractive values and earnings outlooks. The Series also has holdings in health maintenance organizations (HMOs) such as CIGNA and United HealthCare. We think HMOs are in the midst of a positive pricing cycle. After several years of price constraints, these companies are starting to raise prices, which we believe should make them more profitable.

Looking ahead, we are cautiously optimistic. We think the stock market is still expensive relative to earnings, particularly large-company stocks. But we are seeing strong performance from mid-sized and small-company stocks that reflects a broadening of the market. Because we think the global economy is strengthening, we also have included companies such as AlliedSignal, an aerospace, automotive, and environmental products manufacturer, and Illinois Tool Works, a diversified manufacturer of plastic and metal components, adhesives, and packaging.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek is Senior Vice President of MFS Investment Management(R) and portfolio manager of Massachusetts Investors Growth Stock Fund and the Massachusetts Investors Growth Stock Series offered through MFS(R)/Sun Life annuity products. He is also a portfolio manager of MFS(R) Institutional Large Cap Growth Fund, MFS(R) Strategic Growth Fund, and MFS(R) Growth Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Pesek joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at a major investment management firm as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research
(SM), a company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Size: $0.5 million net assets as of June 30, 1999




This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 84.3%
-------------------------------------------------------------------------------
ISSUER                                                        SHARES      VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 79.9%
  Advertising - 1.0%
    Interpublic Group of Cos, Inc.                                30   $  2,599
    Young & Rubicam, Inc.                                         50      2,272
                                                                       --------
                                                                       $  4,871
-------------------------------------------------------------------------------
  Aerospace - 1.6%
    AlliedSignal, Inc.                                            50   $  3,150
    Gulfstream Aerospace Corp.*                                   40      2,703
    Raytheon Co., "A"                                             30      2,066
                                                                       --------
                                                                       $  7,919
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Bank of New York Co., Inc.                                    50   $  1,834
    Wells Fargo Co.                                               70      2,993
                                                                       --------
                                                                       $  4,827
-------------------------------------------------------------------------------
  Broadcasting - 1.0%
    Infinity Broadcasting Corp.*                                 160   $  4,760
-------------------------------------------------------------------------------
  Business Machines - 3.3%
    Affiliated Computer Services, Inc., "A"*                      80   $  4,050
    Texas Instruments, Inc.                                       50      7,250
    Xerox Corp.                                                   80      4,725
                                                                       --------
                                                                       $ 16,025
-------------------------------------------------------------------------------
  Business Services - 2.8%
    Computer Sciences Corp.*                                      50   $  3,459
    Concord EFS, Inc.*                                            50      2,116
    DST Systems, Inc.*                                            30      1,886
    First Data Corp.                                             120      5,873
                                                                       --------
                                                                       $ 13,334
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
    Microsoft Corp.*                                             190   $ 17,136
-------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    EMC Corp.*                                                    50   $  2,750
    Sun Microsystems, Inc.*                                       60      4,132
                                                                       --------
                                                                       $  6,882
-------------------------------------------------------------------------------
  Computer Software - Systems - 5.8%
    Ariba, Inc.*                                                  50   $  4,862
    BMC Software, Inc.*                                          110      5,940
    Cadence Design Systems, Inc.*                                130      1,658
    Computer Associates International, Inc.                       50      2,750
    Compuware Corp.*                                             150      4,772
    Oracle Corp.*                                                115      4,269
    SunGard Data Systems, Inc.*                                   60      2,070
    Synopsys, Inc.*                                               10        552
    VERITAS Software Corp.*                                       10        949
                                                                       --------
                                                                       $ 27,822
-------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Kansas City Southern Industries, Inc.                         40   $  2,552
-------------------------------------------------------------------------------
  Consumer Goods and Services - 6.2%
    Clorox Co.                                                     5   $    534
    Colgate-Palmolive Co.                                         10        988
    Galileo International, Inc.                                   60      3,206
    Gillette Co.                                                  10        410
    Newell Rubbermaid, Inc.                                       80      3,720
    Philip Morris Cos., Inc.                                      10        402
    Tyco International Ltd.                                      220     20,845
                                                                       --------
                                                                       $ 30,105
-------------------------------------------------------------------------------
  Containers - 0.4%
    Sealed Air Corp.*                                             30   $  1,946
-------------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Emerson Electric Co.                                          35   $  2,201
    General Electric Co.                                          35      3,955
    Honeywell, Inc.                                               20      2,317
    Jabil Circuit, Inc.*                                          10        451
                                                                       --------
                                                                       $  8,924
-------------------------------------------------------------------------------
  Electronics - 5.1%
    Altera Corp.*                                                 80   $  2,945
    Analog Devices, Inc.*                                        130      6,524
    Applied Materials, Inc.*                                      40      2,955
    Atmel Corp.*                                                 100      2,619
    GlobeSpan, Inc.*                                              50      1,987
    LSI Logic Corp.*                                             135      6,227
    Teradyne, Inc.*                                               20      1,435
                                                                       --------
                                                                       $ 24,692
-------------------------------------------------------------------------------
  Entertainment - 5.5%
    CBS Corp.*                                                    50   $  2,172
    Clear Channel Communications, Inc.*                           20      1,379
    Comcast Corp., "A"                                            50      1,922
    Gemstar International Group Ltd.*                             20      1,305
    Harrah's Entertainment, Inc.*                                 80      1,760
    MediaOne Group, Inc.*                                         60      4,462
    Time Warner, Inc.                                            160     11,760
    Univision Communications, Inc., "A"*                          30      1,980
                                                                       --------
                                                                       $ 26,740
-------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    American Express Co.                                          30   $  3,904
    Associates First Capital Corp., "A"                           90      3,988
    Citigroup, Inc.                                              110      5,225
    Morgan Stanley Dean Witter & Co.                              25      2,562
    Providian Financial Corp.                                     20      1,870
                                                                       --------
                                                                       $ 17,549
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Anheuser-Busch Cos., Inc.                                     30   $  2,128
    Nabisco Holdings Corp., "A"                                   50      2,163
                                                                       --------
                                                                       $  4,291
-------------------------------------------------------------------------------
  Insurance - 2.4%
    American International Group, Inc.                            40   $  4,682
    Aon Corp.                                                     30      1,238
    CIGNA Corp.                                                   50      4,450
    Lincoln National Corp.                                        20      1,046
                                                                       --------
                                                                       $ 11,416
-------------------------------------------------------------------------------
  Internet - 0.1%
    Ask Jeeves, Inc.                                              50   $    700
-------------------------------------------------------------------------------
  Manufacturing - 0.7%
    Danaher Corp.                                                 30   $  1,744
    Illinois Tool Works, Inc.                                     20      1,640
                                                                       --------
                                                                       $  3,384
-------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    American Home Products Corp.                                  80   $  4,600
    Bausch & Lomb, Inc.                                           30      2,295
    Bristol-Myers Squibb Co.                                      70      4,931
    Pharmacia & Upjohn, Inc.                                      40      2,272
                                                                       --------
                                                                       $ 14,098
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.3%
    Cardinal Health, Inc.                                         50   $  3,206
    Guidant Corp.                                                 50      2,572
    HEALTHSOUTH Corp.*                                           140      2,091
    Medtronic, Inc.                                               45      3,505
    United HealthCare Corp.                                       75      4,697
                                                                       --------
                                                                       $ 16,071
-------------------------------------------------------------------------------
  Oil Services - 0.6%
    Baker Hughes, Inc.                                            10   $    335
    Burlington Resources, Inc.                                    30      1,297
    Schlumberger Ltd.                                             20      1,274
                                                                       --------
                                                                       $  2,906
-------------------------------------------------------------------------------
  Oils - 0.8%
    Apache Corp.                                                  60   $  2,340
    Mobil Corp.                                                   15      1,485
                                                                       --------
                                                                       $  3,825
-------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Republic Services, Inc.*                                      90   $  2,228
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Cendant Corp.*                                                80   $  1,640
    McDonald's Corp.                                              90      3,718
    Wendy's International, Inc.                                   70      1,982
                                                                       --------
                                                                       $  7,340
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Carnival Corp.                                                50   $  2,425
    Royal Caribbean Cruises Ltd.                                  60      2,625
                                                                       --------
                                                                       $  5,050
-------------------------------------------------------------------------------
  Stores - 6.5%
    Circuit City Stores, Inc.                                     30   $  2,790
    CVS Corp.                                                    155      7,866
    Dayton Hudson Corp.                                           20      1,300
    Home Depot, Inc.                                              10        644
    Lowe's Cos., Inc.                                             70      3,968
    Office Depot, Inc.*                                          140      3,089
    Rite Aid Corp.                                               160      3,940
    TJX Cos., Inc.                                               120      3,998
    Wal-Mart Stores, Inc.                                         80      3,860
                                                                       --------
                                                                       $ 31,455
-------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                                  180   $  5,029
    Safeway, Inc.*                                                40      1,980
                                                                       --------
                                                                       $  7,009
-------------------------------------------------------------------------------
  Telecommunications - 11.0%
    AT&T Corp.*                                                   90   $  3,308
    CenturyTel, Inc.                                              15        596
    Cisco Systems, Inc.*                                         120      7,732
    Corning, Inc.                                                 10        701
    Global TeleSystems Group, Inc.*                               35      2,835
    Lucent Technologies, Inc.                                     40      2,698
    MCI WorldCom, Inc.*                                          140     12,049
    Motorola, Inc.                                                80      7,580
    Nortel Networks Corp.                                         50      4,341
    QUALCOMM, Inc.*                                               10      1,435
    Sprint Corp. (PCS Group)                                      70      3,999
    Tellabs, Inc.*                                                45      3,040
    Viatel, Inc.*                                                 50      2,806
                                                                       --------
                                                                       $ 53,120
-------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    AES Corp.*                                                    30   $  1,744
-------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    Williams Cos., Inc.                                           20   $    851
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    Frontier Corp.                                                70   $  4,130
-------------------------------------------------------------------------------
Total U.S. Stocks                                                      $385,702
-------------------------------------------------------------------------------
Foreign Stocks - 4.4%
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                         40   $  3,662
-------------------------------------------------------------------------------
  Germany - 0.6%
    Mannesmann AG (Conglomerate)                                  20   $  2,988
-------------------------------------------------------------------------------
  Ireland - 0.4%
    Elan Corp. PLC, ADR (Health Products)*                        60   $  1,665
-------------------------------------------------------------------------------
  Sweden - 0.7%
    Ericsson LM, ADR (Telecommunications)                        100   $  3,294
-------------------------------------------------------------------------------
  United Kingdom - 1.9%
    BP Amoco PLC, ADR (Oils)                                      50   $  5,425
    Vodafone Group PLC (Telecommunications)                       20      3,940
                                                                       --------
                                                                       $  9,365
-------------------------------------------------------------------------------
Total Foreign Stocks                                                   $ 20,974
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $385,676)                               $406,676
-------------------------------------------------------------------------------
Short-Term Obligations - 14.5%
-------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
                                                       (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 7/01/99,
       at Amortized Cost                                        $ 70   $ 70,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $455,676)                          $476,676
Other Assets, Less Liabilities - 1.2%                                     5,902
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $482,578
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------
JUNE 30, 1999
------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $455,676)             $476,676
  Cash                                                             4,995
  Receivable for Series shares sold                                4,755
  Dividends receivable                                                51
  Other assets                                                       135
                                                                --------
      Total assets                                              $486,612
                                                                --------
Liabilities:
  Payable for Series shares reacquired                          $    301
  Payable for investments purchased                                3,720
  Payable to affiliate for management fee                             10
  Accrued expenses and other liabilities                               3
                                                                --------
      Total liabilities                                         $  4,034
                                                                --------
Net assets                                                      $482,578
                                                                ========
Net assets consist of:
  Paid-in capital                                               $427,594
  Unrealized appreciation on investments                          21,000
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 32,457
  Accumulated undistributed net investment income                  1,527
                                                                --------
      Total                                                     $482,578
                                                                ========
Shares of beneficial interest outstanding                        42,046
                                                                 ======
Net asset value per share
  (net assets / shares of beneficial interest outstanding)       $11.48
                                                                 ======

See notes to financial statements

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 1999*
---------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $ 2,068
    Dividends                                                            54
                                                                    -------
      Total investment income                                       $ 2,122
                                                                    -------
  Expenses -
    Management fee                                                  $   446
    Shareholder servicing agent fee                                      21
    Administrative fee                                                    9
    Custodian fee                                                        22
    Printing                                                         13,000
    Auditing fee                                                      7,500
    Legal fees                                                           78
    Miscellaneous                                                       444
                                                                    -------
      Total expenses                                                $21,520
    Fees paid indirectly                                                 (4)
    Reduction of expenses by investment adviser                     (20,921)
                                                                    -------
      Net expenses                                                     $595
                                                                    -------
        Net investment income                                       $ 1,527
                                                                    -------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                         $32,442
    Foreign currency transactions                                        15
                                                                    -------
      Net realized gain on investments and foreign currency
         transactions                                               $32,457
                                                                    -------
  Change in unrealized appreciation on investments                  $21,000
                                                                    -------
        Net realized and unrealized gain on investments and
          foreign currency                                          $53,457
                                                                    -------
          Increase in net assets from operations                    $54,984
                                                                    =======

* For the period from the commencement of the Series' investment operations, May 3, 1999, through June 30, 1999.

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                            JUNE 30, 1999*
                                                               (UNAUDITED)
--------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  1,527
  Net realized gain on investments and foreign
    currency transactions                                           32,457
  Net unrealized gain on investments                                21,000
                                                                  --------
    Increase in net assets from operations                        $ 54,984
                                                                  --------
Net increase in net assets from Series share transactions         $427,594
                                                                  --------
      Total increase in net assets                                $482,578
Net assets:
  At beginning of period                                             --
                                                                  --------
  At end of period (including accumulated undistributed
    net investment income of $1,527)                              $482,578
                                                                  ========

* For the period from the commencement of the Series' investment operations, May 3, 1999, through June 30, 1999.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
                                                                  PERIOD ENDED
                                                                JUNE 30, 1999*
                                                                   (UNAUDITED)
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $10.00
                                                                        ------

Income from investment operations# -
  Net investment income(S)                                              $ 0.04
  Net realized and unrealized gain on investments and
    foreign currency                                                      1.44
                                                                        ------
      Total from investment operations                                  $ 1.48
                                                                        ------
Net asset value - end of period                                         $11.48
                                                                        ======
Total return                                                            14.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.01%+
  Net investment income                                                  2.57%+
Portfolio turnover                                                        141%
Net assets at end of period (000 omitted)                                 $483

(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                                              $(0.57)
      Ratios (to average net assets):
        Expenses##                                                      36.19%+
        Net investment loss                                           (32.61)%+
  * For the period from the commencement of the Series' investment operations, May 3, 1999, through June 30, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the series with its custodian. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Growth Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series:
MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 6 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement with MFS, whereby, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $20,921.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $644,697 and $291,463 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                        $455,676
                                                                      --------
Gross unrealized appreciation                                         $ 24,853
Gross unrealized depreciation                                           (3,853)
                                                                      --------
    Net unrealized appreciation                                       $ 21,000
                                                                      ========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                   PERIOD ENDED JUNE 30, 1999*
                                                   --------------------------
                                                            SHARES     AMOUNT
-----------------------------------------------------------------------------
Shares sold                                                 42,073   $427,896
Shares reacquired                                              (27)      (302)
                                                           -------   --------
    Net increase                                            42,046   $427,594
                                                           =======   ========

* For the period from the commencement of the Series' investment operations, May 3, 1999, through June 30, 1999.

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1999, was $2. The Series had no borrowings during the period.
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(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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